UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Privia Health Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Privia Health Group, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To P.O. BOX 8016, CARY, NC 27512-9903 Be Held On May 22, 2024 For Stockholders of record as of March 25, 2024 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/PRVA To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/PRVA Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 10, 2024. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/PRVA TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Privia Health Group, Inc. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Wednesday, May 22, 2024 Time: 11:00 AM, Eastern Time Place: Annual Meeting of Stockholders to be held via a live webcast Please visit www.proxydocs.com/PRVA for more details. You must register by May 21, 2024 5PM Eastern Time to attend the meeting online at www.proxydocs.com/PRVA SEE REVERSE FOR FULL AGENDA

Privia Health Group, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSAL 2, 3, 4, and 5 PROPOSAL 1. To elect each of the four nominees listed in the accompanying proxy statement as Class II directors to the Board of Directors to serve until our 2027 annual meeting and until their respective successors have been duly elected and qualified; 1.01 Thomas McCarthy 1.02 Parth Mehrotra 1.03 Dr. Jaewon Ryu 1.04 William (Bill) Sullivan 2. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024; 4. To amend and restate our amended and restated certificate of incorporation (the “Charter”) to remove supermajority voting standards; and 5. To amend and restate our Charter to remove or limit the personal liability of officers to the extent permitted by amendments to the Delaware General Corporation Law. Note: In their discretion, to vote for such other matters as may be properly brought before the meeting or any adjournment thereof.